UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 29, 2026

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

845 Texas Avenue
Suite 3300
Houston, Texas	77002-1656
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
         Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2026, Hines Interests Limited Partnership (“Hines”), the global real assets investment manager and sponsor of Hines Global Income Trust, Inc. (referred to herein as the “Company,” “we,” “our,” or “us”), announced the next step in its planned leadership transition as the firm builds on momentum across its global real assets platform. In connection with this leadership transition, on September 29, 2026, Jeffrey C. Hines notified the board of directors (the “Board”) of the Company of his decision to resign from his positions as director, Chair of the Board and Chief Executive Officer, effective January 1, 2027. Effective January 1, 2027, Jeff Hines will become Chairman of Hines.

On September 29, 2026, in connection with Jeff Hines’ resignation from his roles at the Company, the Board appointed Laura Hines-Pierce, a current member of the Board, to serve as the Chair of the Board and as the Company’s Chief Executive Officer, effective January 1, 2027. In addition, on September 29, 2026, the Board appointed Adam Hines to serve as a director of the Company, effective January 1, 2027. In connection with this leadership transition, effective January 1, 2027, Adam Hines will join Laura Hines-Pierce as Co-Chief Executive Officer of Hines, a role Laura has held for over five years.

Additional information about Laura Hines-Pierce and Adam Hines

Laura Hines-Pierce, age 42, is the firm’s Co-Chief Executive Officer. She works side by side with Chairman and Co-Chief Executive Officer Jeff Hines to help shape the firm’s overall strategy and manage key risks. She is a member of the firm’s Management, Executive, and Investment Committees.

Laura joined Hines in 2012 and served as Project Manager for River Point, a 1.1 million-square-foot, 52-story office tower and 1.5-acre park located in Chicago’s West Loop submarket. She also helped with the restructuring and growth of the firm’s investment management business. Prior to joining the firm, she worked for Sotheby’s in New York.

She has spearheaded key strategic initiatives to position the firm for the future, including aligning its structure with strategic goals, expanding institutional and private wealth vehicles, and prioritizing innovation, sustainability, and inclusion throughout the organization. Her leadership has been recognized industry-wide, with accolades such as being named one of PERE’s “Women of Influence” in 2022 and inclusion in Commercial Observer’s “Power 100.” Under her guidance as Co-CEO, Hines has achieved a total deal volume of $49.4 billion and raised $19.9 billion across global funds (as of June 30, 2026).

Laura is an active member of the Baker Institute Board of Advisors and the Advisory Board of The Centers for Leadership Excellence (The CLE) Foundation. The CLE is a program seeking to empower racially and ethnically diverse students to earn undergraduate degrees and secure promising careers in real estate and related sectors.
She earned a Bachelor of Arts in Economics and Art History from Duke University and a Master of Business Administration from Harvard University.

Adam Hines, age 38, currently serves as Chief of Staff in the Office of the Chief Executive Officer and as Senior Managing Director at Hines. In this role, he works closely with Co-CEOs Jeff Hines and Laura Hines-Pierce on strategic priorities and has helped shape the firm’s direction through a broad, cross-enterprise role. He is a member of Hines’ Management, Executive and Investment Committees.

Adam Hines joined Hines in 2017, focusing on residential acquisitions, and has since in a variety of roles, including Managing Director and Investment Management Growth Officer. Across the firm, he has helped build businesses and products in living, expand Hines’ presence in Europe and advance capital formation. He was instrumental in creating Hines Private Wealth Solutions and helped build and scale the business, which has doubled in size. He has also strengthened Hines’ relationships with family offices and high-net-worth investors.

Before joining Hines, Adam Hines worked for Dexus Property Group in Sydney, Australia in research, finance, asset management and funds management.

Adam Hines serves on the Board of the Nature Conservancy – Texas Chapter. He earned a Bachelor of Arts in Economics from Williams College, an M.B.A. from Northwestern University’s Kellogg School of Management and a Master of Science in Design Innovation from Northwestern University’s Segal Design Institute at the McCormick School of Engineering and Applied Science.

Laura Hines-Pierce and Adam Hines are siblings, and Jeff Hines is their father. Both Laura Hines-Pierce and Adam Hines are employees at Hines. Hines, HGIT Advisors LP (the “Advisor”) and their affiliates are parties to various agreements with the Company for which they receive compensation. Please see “Certain Relationships and Related Transactions” in the Company’s

definitive proxy statement filed with the Securities and Exchange Commission on July 2, 2026 (the “Proxy Statement”), for a description of these agreements. The Advisor is an affiliate of Hines and is wholly owned, indirectly, by, or for the benefit of, Jeff Hines, who shares control of our Advisor with Laura Hines-Pierce. Effective January 1, 2027, Jeff Hines, Laura Hines-Pierce and Adam Hines will share control of the Advisor. Except for the agreements described in the Proxy Statement and the indemnification agreement described below, there are no current or proposed transactions between the Company and Laura Hines-Pierce, Adam Hines or any member of their respective immediate families that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company will enter into an indemnification agreement with Adam Hines in connection with his appointment to the Board, in substantially the same form that was previously entered into between the Company and its other directors and executive officers. The indemnification agreement requires, among other things, that, subject to certain limitations, the Company will indemnify Adam Hines and advance all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. The preceding summary of the Company’s form of indemnification agreement for executive officers and directors does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement that is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K. The Company previously entered into an indemnification agreement with Laura Hines-Pierce in connection with her prior appointment to the Board. As employees of Hines, Adam Hines will receive no compensation from the Company for serving on the Board, and Laura Hines-Pierce will receive no compensation from the Company for serving on the Board, as Chair of the Board and as Chief Executive Officer.

Item 7.01 Regulation FD Disclosure

On October 2, 2026, Hines issued a press release to announce the next step in its planned leadership transition, as described elsewhere in this Current Report on Form 8-K. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report on Form 8-K, including the press release attached as Exhibit 99.1 hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit furnished herewith, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1
Form of Indemnification Agreement for Executive Officers and Directors of Hines Global Income Trust, Inc. Incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-11 (File No. 333-191106) filed with the SEC on August 15, 2014

99.1	Press Release of Hines, dated October 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Certain information contained in this Current Report on Form 8-K and the press release furnished herewith constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “potential,” “continues,” “identified,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or other similar words or the negatives thereof. These may include statements about plans, objectives, intentions, and expectations with respect to future operations, future management, and future performance. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove to be incorrect or inaccurate. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. We believe these factors include but are not limited to those described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as updated by its subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on any forward-looking statements. Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global Income Trust, Inc.

October 2, 2026	By:	/s/ A. Gordon Findlay
Name: A. Gordon Findlay
Title: Chief Accounting Officer, Treasurer and Secretary